                                                                   EXHIBIT 10.10


                               ILEX ONCOLOGY, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                            (effective June 1, 2000)

                                TABLE OF CONTENTS


                                                                                                            SECTION

ARTICLE I - PURPOSE, COMMITMENT AND INTENT

         Purpose................................................................................................1.1
         Term of Plan...........................................................................................1.2
         Share Commitment.......................................................................................1.3
         Intent.................................................................................................1.4
         Shareholder Approval...................................................................................1.5

ARTICLE II - DEFINITIONS

         Affiliate..............................................................................................2.1
         Beneficiary............................................................................................2.2
         Board of Directors.....................................................................................2.3
         Code...................................................................................................2.4
         Committee..............................................................................................2.5
         Company................................................................................................2.6
         Compensation...........................................................................................2.7
         Employee...............................................................................................2.8
         Employer...............................................................................................2.9
         Enrollment Date.......................................................................................2.10
         Exercise Date.........................................................................................2.11
         Fair Market Value or FMV..............................................................................2.12
         Offering Period.......................................................................................2.13
         Option................................................................................................2.14
         Option Price..........................................................................................2.15
         Participant...........................................................................................2.16
         Plan..................................................................................................2.17
         Purchase Period.......................................................................................2.18
         Shares................................................................................................2.19
         Stock.................................................................................................2.20

ARTICLE III - ELIGIBILITY

         General Requirements...................................................................................3.1
         Limitations Upon Participation.........................................................................3.2

                                                                                                            SECTION

ARTICLE IV - PARTICIPATION

         Grant and Exercise of Option...........................................................................4.1
         Offering Periods.......................................................................................4.2
         Payroll Deduction......................................................................................4.3
         Payroll Deductions Continuing..........................................................................4.4
         Right to Stop and Adjust Payroll Deductions............................................................4.5
         Accounting for Funds...................................................................................4.6
         Employer's Use of Funds................................................................................4.7

ARTICLE V - IN SERVICE WITHDRAWAL, TERMINATION OF EMPLOYMENT, RETIREMENT OR DEATH

         In Service Withdrawal .................................................................................5.1
         Termination of Employment..............................................................................5.2
         Retirement for Age or Disability.......................................................................5.3
         Death..................................................................................................5.4

ARTICLE VI - EXERCISE OF OPTION

         Purchase of Stock......................................................................................6.1
         Accounting for Stock...................................................................................6.2
         Issuance of Shares.....................................................................................6.3
         Restriction on Shares..................................................................................6.4

ARTICLE VII - ADMINISTRATION

         Appointment, Term of Service & Removal.................................................................7.1
         Powers.................................................................................................7.2
         Quorum and Majority Action.............................................................................7.3
         Standard of Judicial Review of Committee Actions.......................................................7.4

ARTICLE VIII - ADOPTION OF PLAN BY OTHER EMPLOYER

         Adoption Procedure.....................................................................................8.1
         No Joint Venture Implied...............................................................................8.2

ARTICLE IX - TERMINATION AND AMENDMENT OF THE PLAN

         Termination............................................................................................9.1
         Amendment..............................................................................................9.2

                                                                                                            SECTION

ARTICLE X - MISCELLANEOUS

         Designation of Beneficiary............................................................................10.1
         Plan Not An Employment Contract.......................................................................10.2
         All Participants' Rights are Equal....................................................................10.3
         Options Granted Are Not Transferable..................................................................10.4
         Voting of Stock.......................................................................................10.5
         No Stockholder Rights.................................................................................10.6
         Governmental Regulations..............................................................................10.7
         Notices...............................................................................................10.8
         Indemnification of Committee..........................................................................10.9
         Tax Withholding......................................................................................10.10
         Gender and Number....................................................................................10.11
         Severability.........................................................................................10.12
         Governing Law; Parties to Legal Actions..............................................................10.13

                                    ARTICLE I

                         PURPOSE, COMMITMENT AND INTENT


         1.1 PURPOSE. The purpose of this Plan is to provide Employees of the Company and its Affiliates which adopt the Plan with an opportunity to purchase Stock of the Company through offerings of options at a discount and thus develop a stronger incentive to work for the continued success of the Company and its Affiliates. Therefore, this Plan is available to all Employees of every Employer upon their fulfilling the eligibility requirements of Section 3.1. Any Affiliate may adopt it with the approval of the Committee by fulfilling the requirements of Section 8.1. This Plan is sponsored by the Company.

         1.2 TERM OF PLAN. The Plan is effective June 1, 2000. No Option shall be granted after May 31, 2010. The Plan shall remain in effect until all Options under the Plan have been satisfied or expired.

         1.3 SHARE COMMITMENT. The aggregate number of Shares authorized to be sold pursuant to Options granted under this Plan is 250,000 Shares, subject to adjustment as provided in this Section. Any Shares relating to Options that are granted, but subsequently lapse, are canceled, or are otherwise not exercised by the final date for exercise, shall be available for future grants of Options.

         In the event of any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Shares, or the like, as a result of which shares shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, the total number of Shares authorized to be committed to this Plan, the number of Shares subject to each outstanding Option and the Option Price applicable to each Option shall be appropriately adjusted by the Committee.

         1.4 INTENT. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Code. Therefore, the provisions of the Plan are to be construed to govern participation in a manner consistent with the requirements of section 423 of the Code.

         1.5 SHAREHOLDER APPROVAL. To be effective, this Plan must be approved by the stockholders of each Employer within 12 months before or after the Plan is approved by the board of directors of each Employer. The approval of stockholders must comply with all applicable provisions of the corporate charter, bylaws and applicable laws of the jurisdiction prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options.

                                   ARTICLE II

                                   DEFINITIONS


         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2 "BENEFICIARY" means the person who is entitled to receive amounts under the Plan upon the death of a Participant.

         2.3 "BOARD OF DIRECTORS" means the board of directors of the Company.

         2.4 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "COMMITTEE" means the committee appointed by the Board of Directors of the Company to administer the Plan which shall be comprised solely of members of the Board of Directors who qualify as non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended.

         2.6 "COMPANY" means ILEX ONCOLOGY, INC., a Delaware corporation.

         2.7 "COMPENSATION" means the Employee's wages from the Company as defined in section 3401(a) of the Code for purposes of Federal income tax withholding at the source, reduced by all of the following items (even if includable in gross income): bonuses, commissions, reimbursements or other expense allowances, income from the exercise of a nonqualified stock option, income resulting from a disqualifying disposition from an incentive stock option or from this Plan, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits; and modified by including elective contributions under a cafeteria plan described in section 125 of the Code and elective contributions to any plan qualified under section 401(k) of the Code.

         2.8 "EMPLOYEE" means any person who is a common law employee of the Employer excluding only those whose customary employment with the Employer is 20 hours or less per week.

         2.9 "EMPLOYER" means the Company and each Affiliate which has adopted the Plan as provided in Section 8.1 of the Plan.

         2.10 "ENROLLMENT DATE" means the first day of each Offering Period.

         2.11 "EXERCISE DATE" means the last business day of the Purchase
Period.

         2.12 "FAIR MARKET VALUE" OR "FMV" of the Stock as of any date means the average of the high and low sale prices of the Stock on that date (or if there was no sale on a given date, the next preceding date on which there was a sale) on the principal securities exchange on which the Stock is listed.

         2.13 "OFFERING PERIOD" means the twenty-four month period during which an Option granted pursuant to the Plan may be exercised, commencing on the first business day on or after July 1 and January 1 of each year and terminating on the last business day in the periods ending twenty-four months later, provided that the first Offering Period shall be a longer Offering Period of twenty-five months, commencing on the first business on or after June 1, 2000 and ending twenty- five months later on the last business day of the period ending June 30, 2002.

         2.14 "OPTION" means an option granted under this Plan to purchase shares of Stock at the Option Price on the Exercise Date. Options shall not mean either Incentive Options or Non-qualified Options granted under the ILEX Oncology, Inc. 2000 Employee Stock Compensation Plan.

         2.15 "OPTION PRICE" means the price to be paid for each Share upon exercise of an Option, which shall be the lesser of (a) 85% of the FMV of a Share on the Enrollment Date or (b) 85% of the FMV of a Share on the Exercise Date.

         2.16 "PARTICIPANT" means a person who is eligible to be granted an Option under this Plan and who elects to have payroll deductions withheld under the Plan for the purpose of exercising that Option on the Exercise Date.

         2.17 "PLAN" means the ILEX ONCOLOGY, INC. Employee Stock Purchase Plan, as set out in this document and as it may be amended from time to time.

         2.18 "PURCHASE PERIOD" means the approximately six month period commencing after one Exercise Date and ending on the next Exercise Date except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date, provided, however, that the first Purchase Period of the first Offering Period under the Plan shall be approximately seven months in duration.

         2.19 "SHARES" means shares of Stock.

         2.20 "STOCK" means the Company's common stock.

                                   ARTICLE III

                                   ELIGIBILITY


         3.1 GENERAL REQUIREMENTS. Each Employee is eligible to participate in the Plan for a given Offering Period if he is an Employee on the Enrollment Date, subject to the limitations imposed in Section 3.2.

         3.2 LIMITATIONS UPON PARTICIPATION. Any provision of this Plan to the contrary notwithstanding, no Employee shall be granted an Option:

                  (a) if, immediately after the grant, the Employee would own, including all outstanding options which are still exercisable to purchase Stock, five percent (5%) or more of the total combined voting power or value of all classes of Stock of the Company or of any parent or subsidiary of the Company within the meaning of sections 423 and 424 of the Code;

                  (b) which permits the Employee to purchase Stock under all employee stock purchase plans, as defined in section 423 of the Code, of the Company and all Affiliates at a rate which exceeds $25,000 in Fair Market Value of the Stock (determined at the time the Option is granted) for each calendar year in which the option granted to the Employee is outstanding at any time as provided in sections 423 and 424 of the Code; or

                  (c) which permits the Employee rights to purchase Stock in excess of the number of Shares set by the Committee if it deems such a restriction to be appropriate.

                                      III-1

                                   ARTICLE IV

                                  PARTICIPATION


         4.1 GRANT AND EXERCISE OF OPTION. Effective as of the Enrollment Date of each Offering Period the Committee shall grant an Option to each Participant participating in such Offering Period that shall be exercisable on each Exercise Date during such Offering Period (at the applicable Option Price) only through funds accumulated by the Employee through payroll deductions made prior to such Exercise Date and retained in the Participant's Account as of such Exercise Date. Provided, however, that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the FMV of a share of the Company's Stock on the Enrollment Date. In addition, and notwithstanding the foregoing, to the extent necessary to comply with section 423(b)(8) of the Code and to comply with the preceding provisions of this Section 4.1, a Participant's payroll deductions may be decreased to zero percent at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") to the extent that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's payroll deduction agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminate previously by the Participant as provided herein.

         4.2 OFFERING PERIODS. The Plan shall be implemented by consecutive overlapping Offering Periods with a new Offering Period commencing on the first business on or after July 1 and January 1 of each year, or such other date at the Board shall determine, and continuing thereafter until terminated in accordance with Article IX hereunder. The Board shall have the power to change the duration of Offering Periods with respect to future Offerings without shareholder approval if such change is announced at least fifteen days prior the scheduled beginning of the first Offering Period to be effected thereafter. In addition, Employees may only participate in one Offering Period at any time.

         4.3 PAYROLL DEDUCTION. For an Employee to become eligible to receive an Option granted for a given Offering Period, the Employee must complete a payroll deduction form and file it with the Company no earlier than 30 nor later than 15 days prior to the beginning of the applicable Enrollment Date. The payroll deduction form shall permit a Participant to elect to have withheld from his Compensation an amount no less than one percent, nor more than fifteen percent, of his Compensation (only in whole percentages) taken pro rata from the Compensation paid to him by the Company. Each payroll deduction shall begin on the first pay period ending after the applicable Enrollment Date and shall continue through the last pay period in the Offering Period. No Participant shall be permitted to begin payroll deductions at any other time. A Participant may not make additional payments to his Plan account.

         4.4 PAYROLL DEDUCTIONS CONTINUING. A Participant's election to have payroll deductions shall remain in effect for all ensuing Offering Periods until changed by the Participant by filing an appropriate amended payroll deduction form not earlier than 30 nor later than 15 days prior to the applicable Offering Period for which it is to be effective.

         4.5 RIGHT TO STOP OR ADJUST PAYROLL DEDUCTIONS. A Participant may discontinue, payroll deductions and his participation in the Plan as provided in
Section 5.1. In addition, a Participant may increase or decrease his payroll deductions during any Purchase Period by filing an amended payroll deduction form at least 15 days prior to the effective date of the change.

         4.6 ACCOUNTING FOR FUNDS. As of each payroll deduction period the Employer shall cause to be credited to the Participant's payroll deduction account in a ledger established for that purpose the funds withheld from and attributable to the Employee's compensation for that period. No interest shall be credited to the Participant's payroll deduction account at any time. The obligation of the Employer to the Participant for this account shall be a general corporate obligation and shall not be funded through a trust nor secured by any assets which would cause the Participant to be other than a general creditor of the Employer.

         4.7 EMPLOYER'S USE OF FUNDS. All payroll deductions received or held by an Employer may be used by the Employer for any corporate purposes and the Employer shall not be obligated to segregate such payroll deductions.

                                    ARTICLE V

                             IN SERVICE WITHDRAWAL,
                           TERMINATION OF EMPLOYMENT,
                               RETIREMENT OR DEATH


         5.1 IN SERVICE WITHDRAWAL. A Participant may, at any time on or before 15 days prior to an Exercise Date, or such other date as shall be determined by the Committee from time to time, elect to withdraw all funds then credited to his payroll deduction account by giving written notice to his Employer in accordance with the rules established by the Committee. All funds credited to the Participant's payroll deduction account shall be paid to him as soon as administratively feasible. The withdrawal election terminates the Participant's right to exercise his Option on the Exercise Date and his entitlement to elect any further payroll deductions for the then current and immediately following Purchase Period. Should the Participant wish to participate in any given future Purchase Period within the existing Offering Period, the Participant must file a new payroll deduction election no earlier than 3 nor later than 15 days prior to the beginning of the applicable Purchase Period within the Offering Period.

         5.2 TERMINATION OF EMPLOYMENT. If a Participant's employment is terminated for any reason other than retirement for age or disability as described in Section 5.3, prior to the Exercise Date, the Option granted to the Participant for that Offering Period shall lapse. The Participant's payroll deduction account shall be returned to him as soon as administratively feasible.

         5.3 RETIREMENT FOR AGE OR DISABILITY. If a Participant retires for age or disability under the then established rules of the Company, his Exercise Date shall be the last day of the month prior to his retirement for age or disability. At that time his Option shall be exercised in accordance with the terms of the Plan. Then any funds remaining in his payroll deduction account shall be returned to him as soon as administratively feasible.

         5.4 DEATH. If a Participant dies before an Exercise Date, the Option granted to the Participant for that Offering Period shall lapse. The Participant's payroll deduction account shall be returned to him as soon as administratively feasible. If the Participant dies after an Exercise Date but prior to the delivery of his certificate, the Stock shall be delivered to his Beneficiary (or to his estate if he has no Beneficiary). If there is no Beneficiary, the Stock shall be held in the Participant's account until the representative of the estate has been appointed and provides such evidence as may be required by the Committee before the certificate is delivered to the proper party together with a check in the amount of any remaining funds in the Participant's payroll deduction account.

                                   ARTICLE VI

                               EXERCISE OF OPTION


         6.1 PURCHASE OF STOCK. Subject to the limitations in Section 3.2 of the Plan, on the Exercise Date of each Purchase Period each Participant's payroll deduction account shall be used to purchase the maximum number of whole shares of Stock that can be purchased at the Option Price for that Purchase Period. Any funds remaining in a Participant's payroll deduction account after the exercise of his Option for any Purchase Period shall remain in the Participant's account to be used in the ensuing Purchase Period, together with new payroll deductions, if any, for that Purchase Period to exercise the next succeeding Option which is to be exercised. If in any Purchase Period the total number of shares of Stock to be purchased by all Participants exceed the number of shares of Stock committed to the Plan, then each Participant shall be entitled to purchase only his pro rata portion of the shares of Stock remaining available under the Plan based on the balances in each Participant's payroll deduction account as of the Exercise Date. No fractional shares of Stock may be purchased under this Plan. After the purchase of all shares of Stock available on Exercise Date, all Options granted for the Purchase Period to the extent not used shall terminate.

         6.2 ACCOUNTING FOR STOCK. After each Exercise Date of each Purchase Period, a report shall be given to each Participant stating the amount of his payroll deduction account, the number of shares of Stock purchased and the applicable Option Price.

         6.3 ISSUANCE OF SHARES. As soon as administratively feasible after the end of the Purchase Period the Committee shall advise the appropriate officer of the Company that the terms of the Plan have been complied with and that it is appropriate for the officer to cause to be issued the shares of Stock upon which Options have been exercised under the Plan. The Committee may determine in its discretion the manner of delivery of the shares of Stock purchased under the Plan, which may be by electronic account entry into new or existing accounts, delivery of certificates or any other means as the Committee, in its discretion, deems appropriate. The Committee may, in its discretion, hold the certificate for any shares of Stock or cause it to be legended in order to comply with the securities laws of the applicable jurisdiction.

         6.4 RESTRICTION ON SHARES. A Participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the Participant's account at the brokerage or other financial services firm designated by the Committee until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to Shares for which such holding period has been satisfied, the Participant may direct that those Shares be moved to another account of Participant's choosing or request that a stock certificate be issued and delivered to him.

         Notwithstanding anything to the contrary contained in this Plan, a Participant shall not transfer or otherwise dispose of Stock in violation of the Company's Insider Trading Policy.

                                   ARTICLE VII

                                 ADMINISTRATION


         7.1 APPOINTMENT, TERM OF SERVICE & REMOVAL. The Board of Directors shall appoint a Committee to administer this Plan. The members shall serve until their resignation, death or removal. Any member may resign at any time by mailing a written resignation to the Board of Directors. Any member may be removed by the Board of Directors, with or without cause. Vacancies may be filled by the Board of Directors from time to time.

         7.2 POWERS. The Committee has the exclusive responsibility for the general administration of the Plan, and has all powers necessary to accomplish that purpose, including but not limited to the following rights, powers, and authorities:

                  (a) to make rules for administering the Plan so long as they are not inconsistent with the terms of the Plan;

                  (b) to construe all provisions of the Plan;

                  (c) to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan;

                  (d) to select, employ, and compensate at any time any consultants, accountants, attorneys, and other agents the Committee believes necessary or advisable for the proper administration of the Plan;

                  (e) to determine all questions relating to eligibility, Fair Market Value, Option Price and all other matters relating to benefits or Participants' entitlement to benefits;

                  (f) to determine all controversies relating to the administration of the Plan, including but not limited to any differences of opinion arising between the Company and a Participant, and any questions it believes advisable for the proper administration of the Plan; and

                  (g) to delegate any clerical or recordation duties of the Committee as the Committee believes is advisable to properly administer the Plan.

         7.3 QUORUM AND MAJORITY ACTION. A majority of the Committee constitutes a quorum for the transaction of business. The vote of a majority of the members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may decide any


                                      VII-1
question by a vote, taken without a meeting, of a majority of its members via telephone, computer, fax or any other media of communication.

         7.4 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan. Notwithstanding anything to the contrary, any action taken, or ruling or decision made, by the Committee in the exercise of any of its powers and authorities under the Plan shall be final and conclusive as to all parties other than the Company, including without limitation all Participants and their Beneficiaries, regardless of whether the Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, ruling, or decision. No final action, ruling, or decision of the Committee shall be subject to de novo review in any judicial proceeding; and no final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.



                                      VII-2

                                  ARTICLE VIII

                       ADOPTION OF PLAN BY OTHER EMPLOYERS


         8.1 ADOPTION PROCEDURE. With the approval of the Committee, any Affiliate may adopt this Plan by:

                  (a) a certified resolution or consent of the board of directors of the adopting Affiliate or an executed adoption instrument (approved by the board of directors of the adopting Affiliate) agreeing to be bound as an Affiliate by all the terms, conditions and limitations of this Plan; and

                  (b) providing all information required by the Committee.

         8.2 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Affiliate shall become a part of this Plan. However, neither the adoption of this Plan by an Affiliate nor any act performed by it in relation to this Plan shall create a joint venture or partnership relation between it and the Company or any other Affiliate.



                                     VIII-1

                                   ARTICLE IX

                      TERMINATION AND AMENDMENT OF THE PLAN


         9.1 TERMINATION. The Company may, by action of the Board of Directors, terminate the Plan at any time and for any reason. The Plan shall automatically terminate upon the purchase by Participants of all shares of Stock committed to the Plan, unless the number of Shares committed to the Plan are increased by the Board of Directors and approved by the shareholders of the Company. Upon termination of the Plan, as soon as administratively feasible there shall be refunded to each Participant the remaining funds in his payroll deduction account, and there shall be forwarded to the Participants certificates for all shares of Stock held under the Plan for the account of Participants. The termination of this Plan shall not affect the current Options already outstanding under the Plan to the extent there are Shares committed, unless the Participants agree.

         9.2 AMENDMENT. The Board of Directors reserves the right to modify, alter or amend the Plan at any time and from time to time to any extent that it deems advisable, including, without limiting the generality of the foregoing, any amendment deemed necessary to ensure compliance of the Plan with Section 423 of the Code. The Board of Directors may suspend operation of the Plan for any period as it may deem advisable. However, no amendment or suspension shall operate to reduce any amounts previously allocated to a Participant's payroll deduction account, to reduce a Participant's rights with respect to shares of Stock previously purchased and held on his behalf under the Plan nor to affect the current Option a Participant already has outstanding under the Plan without the Participant's agreement. Any amendment changing the aggregate number of Shares to be committed to the Plan or the class of employees eligible to receive Options under the Plan must have stockholder approval as set forth in Section 1.4.

                                    ARTICLE X

                                  MISCELLANEOUS


         10.1 DESIGNATION OF BENEFICIARY.

                           (a) A Participant may file a written or electronic
                  designation (as permitted by the Committee) of a Beneficiary who is to receive any cash and Shares credited to the Participant's account under the Plan.

                           (b) A Participant may change his designation of a
                  Beneficiary at any time by written notice. If a Participant dies when he has not validly designated a Beneficiary under the Plan, the Company shall deliver such Shares and cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         10.2 PLAN NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of this Plan is not a contract between the Company and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of the Company to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

         10.3 ALL PARTICIPANTS' RIGHTS ARE EQUAL. All Participants will have the same rights and privileges under this Plan as are required by section 423 of the Code and section 1.423-2(f) of the regulations promulgated under that section of the Code.

         10.4 OPTIONS GRANTED ARE NOT TRANSFERABLE. No Option granted a Participant under this Plan is transferable by the Participant and must be exercisable only by him. In the event any Participant attempts to violate the terms of this Section, any Option held by the Participant shall be terminated by the Company and upon return to the Participant of the remaining funds in his payroll deduction account, all of his rights under the Plan will terminate.

         10.5 VOTING OF STOCK. Shares of Stock held under the Plan for the account of each Participant shall be voted by the holder of record of those shares in accordance with the Participant's instructions.

         10.6 NO STOCKHOLDER RIGHTS. No eligible Employee or Participant shall by reason of participation in the Plan have any rights of a stockholder of the Company until he acquires shares of Stock as provided in this Plan.

         10.7 GOVERNMENTAL REGULATIONS. The obligation to sell or deliver the shares of Stock under this Plan is subject to the approval of all governmental authorities required in connection with the authorization, purchase, issuance or sale of that Stock.

         10.8 NOTICES. All notices and other communication in connection with the Plan shall be in the form specified by the Committee and shall be deemed to have been duly given when sent to the Participant at his last known address or to his designated personal representative or beneficiary, or to the Company or its designated representative, as the case may be.

         10.9 INDEMNIFICATION OF COMMITTEE. In addition to all other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid in settlement (provided the settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it is adjudged in the action, suit or proceeding, that the Committee member is liable for gross negligence or willful misconduct in the performance of his duties.

         10.10 TAX WITHHOLDING. At the time a Participant's Option is exercised or at the time a Participant disposes of some or all of the Stock purchased under the Plan, the Participant must make adequate provision for the Employer's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Stock. At any time, the Employer may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Employer to meet applicable withholding obligations.

         10.11 GENDER AND NUMBER. If the context requires it, words of one gender when used in this Plan shall include the other genders, and words used in the singular or plural shall include the other.

         10.12 SEVERABILITY. Each provision of this Plan may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

         10.13 GOVERNING LAW; PARTIES TO LEGAL ACTIONS. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, by the securities, tax, employment and other laws of the United States which are applicable to an employee stock purchase plan.